EXHIBIT 99.3
To Form 8-K dated October 20, 2011
Seacoast Banking Corporation of Florida
Third Quarter 2011
Cautionary Notice Regarding Forward-Looking Statements
This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.
You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.
All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2010 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights
•	Net income of $1,711,000, or $0.02 per share, improved significantly compared to the prior year
•	Combined loan growth of $20 million or 6.6% annualized linked quarter
•	Solid capital position with estimated tangible common equity (TCE) ratio of 8.0% when DTA valuation allowance of $46.2 million is recaptured.
•	Nonperforming loans declined from $46.2 million at June 30, 2011 to $32.6 million during the quarter
•	Liquidity remains strong with low cost core funding from deposits and sweep repos
•	Cost of deposits for the quarter declined 5 basis points to 0.65%; total interest bearing liabilities down 8 basis points to 0.87%
•	Improved asset quality trends continued with nonperforming assets, nonaccrual loans and net charge-offs all declining
•	Favorable deposit volume and mix trends continued
•	Expenses remain well managed
•	Operating trends continue to be encouraging and we remain acutely focused on executing client satisfaction and retention initiatives to drive steadily improving results
Capital Ratios

	3Q-2011	2Q-2011	1Q-2011	4Q-2010
	Estimate	Actual	Actual	Actual
Tier 1 Capital Ratio	17.42%	17.66%	16.94%	16.57%
Total Risk Based Capital Ratio	18.69%	18.92%	18.21%	17.84%
YTD Average Equity to YTD Average Assets	8.06%	8.06%	8.14%	8.27%
Tangible Equity to Tangible Assets	8.22%	8.10%	7.84%	8.10%
Tangible Common Equity to Tangible Assets	5.91%	5.84%	5.60%	5.81%
Tangible Common Equity to Risk Weighted Assets	9.97%	10.09%	9.47%	9.43%
Credit Analysis

	($ in thousands)
	3Q-2011	2Q-2011	1Q-2011	4Q-2010	3Q-2010
Net charge-offs	$2,830	$4,024	$4,031	$4,678	$10,700
Net charge-offs to average loans	0.94%	1.32%	1.32%	1.47%	3.29%

Loan loss provision	—	$902	$640	$3,975	$8,866
Allowance to loans at end of period	2.35%	2.63%	2.80%	3.04%	3.04%
Coverage ratio — NPLs	87.05%	67.65%	51.87%	55.28%	55.30%

Noninterest Expenses
Controllable Expenses Well Managed

	($ in thousands)			3Q 2011	3Q 2011
	3Q-2011	2Q-2011	3Q-2010	vs 2Q 2011	vs 3Q 2010
Noninterest expenses	$19,063	$19,073	$19,975	-0.1%	-4.6%

Reversal of Accrued Legal Settlement	—	(184)	—
Strategic plan & credit related professional fees	100	100	791
OREO and REPO expenses	897	768	942
Net loss on OREO & repossessed assets	906	1,142	849	4.2%	-26.3%

Nonrecurring expenses	$1,903	$1,826	$2,582

Core operating expenses	$17,160	$17,247	$17,393	-0.5%	-1.3%
Core Deposit Growth
Favorable Mix Shift

	($ in thousands)
	3Q-2011	Mix	2Q-2011	Mix	3Q-2010	Mix
Demand deposits (noninterest bearing)	$324,256	19.5%	$321,876	19.1%	$276,739	16.9%
Savings deposits	847,515	51.0%	831,371	49.4%	814,098	49.7%

Total Demand and Savings	$1,171,771	70.5%	$1,153,247	68.6%	$1,090,837	66.6%

Other time certificates	257,486	15.5%	274,565	16.3%	287,406	17.6%
Brokered time certificates	5,252	0.3%	7,532	0.4%	11,788	0.7%
Time certificates of $100,000 or more	226,765	13.7%	246,117	14.6%	246,999	15.1%

Total Time Deposits	$489,503	29.5%	$528,214	31.4%	$546,193	33.4%

Total Deposits	$1,661,274		$1,681,461		$1,637,030

Core Deposit Growth

	($ in thousands)
				Year	2011
	3Q-2011	2Q-2011	3Q-2010	Over Year	Annualized

Demand deposits (noninterest bearing)	$324,256	$321,876	$276,739	17.2%	15.9%
Savings deposits	847,515	831,371	814,098	4.1%	5.7%

Total Demand and Savings	$1,171,771	$1,153,247	$1,090,837	7.4%	8.4%

Other time certificates	257,486	274,565	287,406	-10.4%	-11.5%
Brokered time certificates	5,252	7,532	11,788	-55.4%	-34.6%

Time certificates of $100,000 or more	226,765	246,117	246,999	-8.2%	-10.5%

Total Time Deposits	$489,503	$528,214	$546,193	-10.4%	-11.3%

Total Deposits	$1,661,274	$1,681,461	$1,637,030	1.5%	2.0%
Net Interest Margin

	3Q-10	4Q-10	1Q-11	2Q-11	3Q-11
Net Interest Margin	3.35%	3.42%	3.48%	3.36%	3.44%
•	Focus on deposit pricing and favorable deposit trends benefited the margin
•	Margin is expected to remain stable until accruing loans outstanding begin to increase

Noninterest Income (excluding securities gains)

$ in thousands	Q-3-2011	Q-2-2011	Q-1-2011	Q-4-2010	Q-3-2010
Total Noninterest Income (excluding securities gains)	$4,706	$4,547	$4,209	$5,187	$4,532

Gains on sale of merchant services	—	—	—	600	—

	$4,706	$4,547	$4,209	4,587	$4,532

Highlights include:
Service Charges	$1,675	$1,546	$1,442	$1,590	$1,511
Trust Income	541	517	523	510	500
Mortgage Banking	556	509	395	580	654
Brokerage	321	223	320	325	306
Marine	229	349	298	355	330
Interchange Income	969	995	891	814	810
Service Area